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                       MASTER SERVICER'S CERTIFICATE
                    (Delivered pursuant to Section 4.9
                of the Master Sale and Servicing Agreement)

                      HOUSEHOLD FINANCE CORPORATION,
                                Master Servicer
                  HOUSEHOLD AUTO RECEIVABLES CORPORATION

                      HOUSEHOLD AUTOMOTIVE TRUST III
                       Class A Notes, Series 1999-1


1.   This Certificate relates to the Distribution Date occurring on  February 17, 2000

2.  Series 1999-1 Information
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(a)  The amount of Collected Funds with respect to the Collection       $33,367,196.95
        Period was equal to
        (i) The Gross Cash Yield                                            20.161904%

(b)  The amount of Available Funds with respect to the Collection       $33,367,196.95
        Period was equal to


(c)  The  Liquidated Receivables for the Collection Period was equal to  $8,546,260.56

(d)  Net Liquidation Proceeds for the Collection Period was equal to     $3,529,846.57
        (i) The annualized net default rate                                 7.4818880%

(e)  The principal balance of Series 1999-1 Receivables at the         $804,569,222.18
        beginning of the Collection Period was equal to

(f)  The principal balance of Series 1999-1 Receivables on the         $779,636,096.29
        last day of the Collection Period was equal to

(g)  The aggregate outstanding  balance of the Series 1999-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the Collection Period with respect to
        such Distribution Date was equal to                             $34,595,000.00

(h)  The aggregate outstanding  balance of the Series 1999-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the Collection Period with respect to
        such Distribution Date was equal to                             $12,698,000.00

(i)  The aggregate outstanding  balance of the Series 1999-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the Collection Period with
        respect to such Distribution Date was equal to                   $9,982,000.00

(j)  The Base Servicing Fee paid on the Distribution Date was equal to   $2,011,423.06

(k)  The Principal Distributable Amount for the Distribution Date was   $16,331,197.46
        equal to

(l)  The Principal Amount Available for the Distribution Date was       $30,501,368.28
        equal to

(m)  The Aggregate Note Principal Balance was equal to                 $526,992,840.53

(n)  The Aggregate Optimal Note Principal Balance was equal to         $510,661,643.07

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(o)  The Targeted Credit Enhancement Amount was equal to               $292,363,536.11

(p)  The Targeted Credit Enhancement Amount as a percentage of the Pool Balance
        on the Distribution Date was equal to                              37.5000000%

(q)  The Targeted Reserve Account Balance was equal to                  $23,389,082.89

(r)  The Reserve Account Deposit Amount for the Distribution Date                $0.00

(s)  The Maximum Reserve Acct Deposit Amount for the Distribution Date   $5,568,242.39

(t)  The Reserve Account Shortfall for the Distribution Date                     $0.00

(u)  The amount on deposit in the Reserve Account after distributions   $23,389,082.89
        was equal to

(v)  The amount on deposit in the Reserve Account as a percentage of         3.000000%
        the Pool Balance on the Distribution Date was equal to

(w)  The Targeted Overcollateralization Amount was equal to            $268,974,453.22

(x)   The ending overcollateralization was equal to                    $268,974,453.22

(y)  The ending overcollateralization as a percentage of the Pool Balance
        on the Distribution Date was equal to                              34.5000000%

(z)  The Weighed Average Coupon (WAC) was equal to                         19.5420000%

(aa)  The Weighed Average Remaining Maturity (WAM) was equal to                     51


3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                                       $80.018222
   2.   Principal Distribution per $1,000                                   $79.679187
   3.   Interest Distribution per $1,000                                    $ 0.339035

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                                          5.106000%
   2.   Class A-1 principal balance - beginning of period               $11,712,840.53
   3.   Accrual convention                                                  Actual/360
   4.   Days in Interest Period
                                                                                    30
   5.   Class A-1 interest due                                              $49,838.14
   6.   Class A-1 interest paid                                             $49,838.14
   7.   Class A Interest Carryover Shortfall with respect to Class A-1           $0.00
   8.   Class A-1 unpaid interest with respect to the Distribution Date          $0.00

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of period                $11,712,840.53
   2.  Class A-1 principal - amount due                                 $11,712,840.53
   3.  Class A-1 principal - amount paid                                $11,712,840.53
   4.  Class A-1 principal balance - end of period                               $0.00
   5.  Class A Principal Carryover Shortfall with respect to Class A-1           $0.00
   6.  Class A-1 unpaid principal with respect to the Distribution Date          $0.00
   7.  Class A-1 Notes as a percentage of the total Notes outstanding on     0.000000%
       the Distribution Date
   8.  Class A-1 Notes as a percentage of the Pool Balance on the            0.000000%
       Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                                       $30.392051
   2.   Principal Distribution per $1,000                                   $25.626218
   3.   Interest Distribution per $1,000                                    $ 4.765833

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                                         5.719000%
   2.   Class A-2 principal balance - beginning of period              $180,220,000.00
   3.   Accrual convention                                                  Actual/360
   4.   Days in Interest Period
                                                                                    30
   5.   Class A-2 interest due                                             $858,898.48
   6.   Class A-2 interest paid                                            $858,898.48
   7.   Class A Interest Carryover Shortfall with respect to Class A-2           $0.00
   8.   Class A-2 unpaid interest with respect to the Distribution Date          $0.00


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C. Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of period               $180,220,000.00
   2.  Class A-2 principal - amount due                                  $4,618,356.93
   3.  Class A-2 principal - amount paid                                 $4,618,356.93
   4.  Class A-2 principal balance - end of period                     $175,601,643.07
   5.  Class A Principal Carryover Shortfall with respect to Class A-2           $0.00
   6.  Class A-2 unpaid principal with respect to the Distribution Date          $0.00
   7.  Class A-2 Notes as a percentage of the total Notes outstanding on    34.387083%
        the Distribution Date
   8.  Class A-2 Notes as a percentage of the Pool Balance on the           22.523539%
        Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage of the Pool Balance on the   22.523539%
        Distribution Date

(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                                       $5.275000
   2.   Principal Distribution per $1,000                                   $0.000000
   3.   Interest Distribution per $1,000                                    $5.275000

B.  Calculation of Class A-3 Interest Due
   1.   Class A-3 related Note Rate                                         6.330000%
   2.   Class A-3 principal balance - beginning of period             $156,010,000.00
   3.   Accrual convention                                                     30/360
   4.   Class A-3 interest due                                            $822,952.75
   5.   Class A-3 interest paid                                           $822,952.75
   6.   Class A Interest Carryover Shortfall with respect to Class A-3          $0.00
   7.   Class A-3 unpaid interest with respect to the Distribution Date         $0.00

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period              $156,010,000.00
   2.  Class A-3 principal - amount due                                         $0.00
   3.  Class A-3 principal - amount paid                                        $0.00
   4.  Class A-3 principal balance - end of period                    $156,010,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class A-3          $0.00
   6.  Class A-3 unpaid principal with respect to the Distribution Date         $0.00
   7.  Class A-3 Notes as a percentage of the total Notes outstanding on   30.550562%
        the Distribution Date
   8.  Class A-3 Notes as a percentage of the Pool Balance on the          20.010618%
        Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on 42.534157%
        the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                                       $5.541667
   2.   Principal Distribution per $1,000                                   $0.000000
   3.   Interest Distribution per $1,000                                    $5.541667

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                                        6.650000%
   2.    Class A-4 principal balance - beginning of period            $179,050,000.00
   3.    Accrual convention                                                    30/360
   4.   Class A-4 interest due                                            $992,235.42
   5.   Class A-4 interest paid                                           $992,235.42
   6.   Class A Interest Carryover Shortfall with respect to Class A-4          $0.00
   7.   Class A-4 unpaid interest with respect to the Distribution Date         $0.00

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period              $179,050,000.00
   2.  Class A-4 principal - amount due                                         $0.00
   3.  Class A-4 principal - amount paid                                        $0.00
   4.  Class A-4 principal balance - end of period                    $179,050,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class A-4          $0.00
   6.  Class A-4 unpaid principal with respect to the Distribution Date         $0.00
   7.  Class A-4. Notes as a percentage of the total Notes outstanding on  35.062355%
        the Distribution Date
   8.  Class A-4 Notes as a percentage of the Pool Balance on the          22.965843%
        Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool       65.500000%
        Balance on the Distribution Date



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